                             Joint Filer Information
                             -----------------------

Name:                                    Government of Singapore Investment
                                         Corporation Pte. Ltd.

Address:                                 168 Robinson Road #37-01, Capital Tower,
                                         Singapore 068912

Issuer and Trading Symbol:               Genpact Limited [G]

Date of Event Requiring Statement:       October 25, 2012

Signature:

        On behalf of Government of Singapore Investment Corporation Pte. Ltd. as
an authorized signatory.

        By: /s/ Lim Eng Kok
            ----------------------------
            Name: Lim Eng Kok
            Date: November 5, 2012

        By: /s/ Celine Loh
            ----------------------------
            Name:  Celine Loh
            Date: November 5, 2012

Name:                                    GIC Special Investments Pte. Ltd.

Address:                                 168 Robinson Road #37-01, Capital Tower,
                                         Singapore 068912

Issuer and Trading Symbol:               Genpact Limited [G]

Date of Event Requiring Statement:       October 25, 2012

Signature:

        On behalf of GIC Special Investments Pte. Ltd. as an authorized signatory.

        By: /s/ Tay Lim Hock
            ----------------------------
            Name: Tay Lim Hock
            Date: November 5, 2012

Name:                                    Twickenham Investment Private Limited

Address:                                 168 Robinson Road #37-01, Capital Tower,
                                         Singapore 068912

Issuer and Trading Symbol:               Genpact Limited [G]

Date of Event Requiring Statement:       October 25, 2012

Signature:

        On behalf of Twickenham Investment Private Limited as an authorized signatory.

        By: /s/ Kunnasagaran Chinniah
            ----------------------------
            Name: Kunnasagaran Chinniah
            Date: November 5, 2012